Exhibit 10.5

EXECUTION VERSION

Supplemental Indenture in Respect of Subsidiary Guarantees

January 25, 2016

FIFTH SUPPLEMENTAL INDENTURE, dated as of January 25, 2016 (this “Supplemental Indenture”), among the Subsidiaries listed on Schedule A hereto (the “New Subsidiary Guarantors” and each, a “New Subsidiary Guarantor”), Envision Healthcare Corporation (the “Company”) and Wilmington Trust, National Association, as Trustee under the Indenture referred to below.

W I T N E S S E T H:

WHEREAS, the Company, each existing Subsidiary Guarantor under the Indenture referred to below (the “Existing Guarantors”) and the Trustee have heretofore become parties to an Indenture, dated as of June 18, 2014 (as amended, supplemented, waived or otherwise modified, the “Indenture”), providing for the issuance of Notes in series;

WHEREAS, Section 1308 of the Indenture provides that the Company is required to cause the New Subsidiary Guarantors to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Subsidiary Guarantors shall guarantee the Company’s Subsidiary Guaranteed Obligations under the Notes pursuant to a Subsidiary Guarantee on the terms and conditions set forth herein and in Article XIII of the Indenture;

WHEREAS, each New Subsidiary Guarantor desires to enter into such supplemental indenture for good and valuable consideration, including substantial economic benefit in that the financial performance and condition of such New Subsidiary Guarantor is dependent on the financial performance and condition of the Company, the obligations hereunder of which such New Subsidiary Guarantor has guaranteed, and on such New Subsidiary Guarantor’s access to working capital through the Company’s access to revolving credit borrowings under the Senior ABL Facility; and

WHEREAS, pursuant to Section 901 of the Indenture, the parties hereto are authorized to execute and deliver this Supplemental Indenture to amend the Indenture, without the consent of any Holder;

NOW, THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Subsidiary Guarantors, the Company and the Trustee mutually covenant and agree for the benefit of the Holders of the Notes as follows:

1. Defined Terms.  As used in this Supplemental Indenture, terms defined in the Indenture or in the preamble or recital hereto are used herein as therein defined.  The words “herein,” “hereof” and “hereby” and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

2.Agreement to Guarantee.  Each New Subsidiary Guarantor hereby agrees, jointly and severally with the other New Subsidiary Guarantors and the Existing Guarantors and fully and unconditionally, to guarantee the Subsidiary Guaranteed Obligations under the Indenture and the Notes on the terms and subject to the conditions set forth in Article XIII of the Indenture and to be bound by (and shall be entitled to the benefits of) all other applicable provisions of the Indenture as a Subsidiary Guarantor.

3.Termination, Release and Discharge.  Each New Subsidiary Guarantor’s Subsidiary Guarantee shall terminate and be of no further force or effect, and each New Subsidiary Guarantor shall be released and discharged from all obligations in respect of such Subsidiary Guarantee, as and when provided in Section 1303 of the Indenture.

4.Parties.  Nothing in this Supplemental Indenture is intended or shall be construed to give any Person, other than the Holders and the Trustee, any legal or equitable right, remedy or claim under or in respect of any New Subsidiary Guarantor’s Subsidiary Guarantee or any provision contained herein or in Article XIII of the Indenture.

5.Governing Law.  THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.  THE TRUSTEE, THE COMPANY, ANY OTHER OBLIGOR IN RESPECT OF THE NOTES AND (BY THEIR ACCEPTANCE OF THE NOTES) THE HOLDERS AGREE TO SUBMIT TO THE JURISDICTION OF ANY UNITED STATES FEDERAL OR STATE COURT LOCATED IN THE BOROUGH OF MANHATTAN, IN THE CITY OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS SUPPLEMENTAL INDENTURE.

6.Ratification of Indenture; Supplemental Indentures Part of Indenture.  Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.  The Trustee makes no representation or warranty as to the validity or sufficiency of this Supplemental Indenture or as to the accuracy of the recitals to this Supplemental Indenture.

7.Counterparts.  The parties hereto may sign one or more copies of this Supplemental Indenture in counterparts, all of which together shall constitute one and the same agreement.

8.Headings.  The section headings herein are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

2

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

ARIZONA EMS HOLDINGS, INC.
BEACON TRANSPORTATION, INC.
BOWERS COMPANIES, INC.
COMTRANS AMBULANCE SERVICE, INC.
CORNING AMBULANCE SERVICE INC.
DONLOCK, LTD.
E.M.S. VENTURES, INC.
EASTERN AMBULANCE SERVICE, INC.
EASTERN PARAMEDICS, INC.
EMERGENCY MEDICAL TRANSPORT, INC.
EMS VENTURES OF SOUTH CAROLINA, INC.
GOLD CROSS AMBULANCE SERVICE OF PA., INC.
GOLD CROSS AMBULANCE SERVICES, INC.
LASALLE AMBULANCE INC.
MAINSTAY SOLUTIONS, LLC
MEDICAL EMERGENCY DEVICES AND SERVICES (MEDS), INC.
MERCURY AMBULANCE SERVICE, INC.
METRO CARE CORP.
NATIONAL AMBULANCE & OXYGEN SERVICE, INC.
NORTH MISS. AMBULANCE SERVICE, INC.
PACIFIC AMBULANCE, INC.
PROFESSIONAL MEDICAL TRANSPORT, INC.
R/M ARIZONA HOLDINGS, INC.
R/M MANAGEMENT CO., INC.
R/M OF TENNESSEE G.P., INC.
R/M OF TENNESSEE L.P., INC.
RMC CORPORATE CENTER, L.L.C.
RURAL/METRO (DELAWARE) INC.
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION
RURAL/METRO CORPORATION OF FLORIDA
RURAL/METRO CORPORATION OF TENNESSEE
RURAL/METRO FIRE DEPT., INC.
RURAL/METRO MID-SOUTH, L.P.
RURAL/METRO OF BREWERTON, INC.

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

[Signature Page to Fifth Supplemental Indenture]

RURAL/METRO OF CALIFORNIA, INC.
RURAL/METRO OF CENTRAL ALABAMA, INC.
RURAL/METRO OF CENTRAL COLORADO, INC.
RURAL/METRO OF CENTRAL OHIO, INC.
RURAL/METRO OF GREATER SEATTLE, INC.
RURAL/METRO OF INDIANA, L.P.
RURAL/METRO OF NEW YORK, INC.
RURAL/METRO OF NORTHERN CALIFORNIA, INC.
RURAL/METRO OF NORTHERN OHIO, INC.
RURAL/METRO OF OHIO, INC.
RURAL/METRO OF OREGON, INC.
RURAL/METRO OF ROCHESTER, INC.
RURAL/METRO OF SAN DIEGO, INC.
RURAL/METRO OF SOUTHERN CALIFORNIA, INC.
RURAL/METRO OF SOUTHERN OHIO, INC.
RURAL/METRO OF TENNESSEE, L.P.
RURAL/METRO OPERATING COMPANY, LLC
SAN DIEGO MEDICAL SERVICES ENTERPRISE, LLC
SIOUX FALLS AMBULANCE, INC.
SOUTHWEST AMBULANCE AND RESCUE OF ARIZONA, INC.
SOUTHWEST AMBULANCE OF CASA GRANDE, INC.
SOUTHWEST AMBULANCE OF NEW MEXICO, INC.
SOUTHWEST AMBULANCE OF SOUTHEASTERN ARIZONA, INC.
SOUTHWEST AMBULANCE OF TUCSON, INC.
SOUTHWEST GENERAL SERVICES, INC.
SW GENERAL, INC.
THE AID AMBULANCE COMPANY, INC.
THE AID COMPANY, INC.
TOWNS AMBULANCE SERVICE, INC.
VALLEY FIRE SERVICE, INC.
W & W LEASING COMPANY, INC.
WP ROCKET HOLDINGS INC.

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

[Signature Page to Fifth Supplemental Indenture]

QRX MEDICAL MANAGEMENT, LLC

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Senior Vice President and Secretary

[Signature Page to Fifth Supplemental Indenture]

ENVISION HEALTHCARE CORPORATION

By:	/s/ Craig A. Wilson
Name: Craig A. Wilson
Title: Secretary

[Signature Page to Fifth Supplemental Indenture]

WILMINGTON TRUST, NATIONAL ASSOCIATION, as Trustee

By:	/s/ Joseph P. O’Donnell
Authorized Officer

[Signature Page to Fifth Supplemental Indenture]

SCHEDULE A

New Subsidiary Guarantors	Jurisdiction of Organization
Arizona EMS Holdings, Inc.	Arizona
Beacon Transportation, Inc.	New York
Bowers Companies, Inc.	California
ComTrans Ambulance Service, Inc.	Arizona
Corning Ambulance Service Inc.	New York
Donlock, Ltd.	Pennsylvania
E.M.S. Ventures, Inc.	Georgia
Eastern Ambulance Service, Inc.	Nebraska
Eastern Paramedics, Inc.	Delaware
Emergency Medical Transport, Inc.	Arizona
EMS Ventures of South Carolina, Inc.	South Carolina
Gold Cross Ambulance Service of Pa., Inc.	Ohio
Gold Cross Ambulance Services, Inc.	Delaware
LaSalle Ambulance Inc.	New York
Mainstay Solutions, LLC	Arizona
Medical Emergency Devices and Services (MEDS), Inc.	Arizona
Mercury Ambulance Service, Inc.	Kentucky
Metro Care Corp.	Ohio
National Ambulance & Oxygen Service, Inc.	New York
North Miss. Ambulance Service, Inc.	Mississippi
Pacific Ambulance, Inc.	California
Professional Medical Transport, Inc.	Arizona
QRx Medical Management, LLC	Delaware
R/M Arizona Holdings, Inc.	Arizona
R/M Management Co., Inc.	Arizona
R/M of Tennessee G.P., Inc.	Delaware
R/M of Tennessee L.P., Inc.	Delaware
RMC Corporate Center, L.L.C.	Arizona
Rural/Metro (Delaware) Inc.	Delaware
Rural/Metro Corporation	Delaware
Rural/Metro Corporation	Arizona
Rural/Metro Corporation of Florida	Florida
Rural/Metro Corporation of Tennessee	Tennessee
Rural/Metro Fire Dept., Inc.	Arizona
Rural/Metro Mid-South, L.P.	Delaware
Rural/Metro of Brewerton, Inc.	New York
Rural/Metro of California, Inc.	Delaware
Rural/Metro of Central Alabama, Inc.	Delaware
Rural/Metro of Central Colorado, Inc.	Delaware
Rural/Metro of Central Ohio, Inc.	Delaware
Rural/Metro of Greater Seattle, Inc.	Washington
Rural/Metro of Indiana, L.P.	Delaware
Rural/Metro of New York, Inc.	Delaware
Rural/Metro of Northern California, Inc.	Delaware
Rural/Metro of Northern Ohio, Inc.	Delaware
Rural/Metro of Ohio, Inc.	Delaware
Rural/Metro of Oregon, Inc.	Delaware

Rural/Metro of Rochester, Inc.	New York
Rural/Metro of San Diego, Inc.	California
Rural/Metro of Southern California, Inc.	Delaware
Rural/Metro of Southern Ohio, Inc.	Ohio
Rural/Metro of Tennessee, L.P.	Delaware
Rural/Metro Operating Company, LLC	Delaware
San Diego Medical Services Enterprise, LLC	California
Sioux Falls Ambulance, Inc.	South Dakota
Southwest Ambulance and Rescue of Arizona, Inc.	Arizona
Southwest Ambulance of Casa Grande, Inc.	Arizona
Southwest Ambulance of New Mexico, Inc.	New Mexico
Southwest Ambulance of Southeastern Arizona, Inc.	Arizona
Southwest Ambulance of Tucson, Inc.	Arizona
Southwest General Services, Inc.	Arizona
SW General, Inc.	Arizona
The Aid Ambulance Company, Inc.	Delaware
The Aid Company, Inc.	Indiana
Towns Ambulance Service, Inc.	New York
Valley Fire Service, Inc.	Delaware
W & W Leasing Company, Inc.	Arizona
WP Rocket Holdings Inc.	Delaware